UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 26, 2017

PARAGON COMMERCIAL CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	001-37802	56-2278662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3535 Glenwood Avenue Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (919) 788-7770

    Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☑

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)            Amendment to Salary Continuation Agreements with Matthew C. Davis. On April 26, 2017, Paragon Commercial Bank (the “Bank”) entered into an Amendment to Paragon Commercial Bank Salary Continuation Agreement (the “Amendment”) with Matthew C. Davis, its executive vice president and chief operating officer. The Amendment amends the Restated Salary Continuation Agreement with Mr. Davis, effective January 1, 2017 (filed as Exhibit 10.3 to Paragon Commercial Corporation’s (the “Company”) Current Report on Form 8-K filed on January 5, 2017), as well as the Salary Continuation Agreement with Mr. Davis, effective January 1, 2017 (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on January 5, 2017).

The Amendment was entered into in connection with the Company’s proposed merger with TowneBank, as described in the Company’s Current Report on Form 8-K filed on May 1, 2017.

The Salary Continuation Agreements provide certain benefits if Mr. Davis has a “separation from service” that is a “voluntary termination with good reason” within twenty-four months after a “change in control” of the Company or the Bank (as such terms are defined in the Salary Continuation Agreements). A “voluntary termination with good reason” is considered to have occurred if any of the following occur without Mr. Davis’s advance written consent:

(1) a material diminution of base salary,

(2) a material diminution of authority, duties, or responsibilities,

(3) a material diminution in the authority, duties, or responsibilities of the supervisor to whom Mr. Davis is required to report,

(4) a material diminution in the budget over which Mr. Davis retains authority,

(5) a material change in the geographic location at which Mr. Davis must perform services for the Bank, or

(6) any other action or inaction that constitutes a material breach by the Bank of the agreement under which Mr. Davis provides services to the Bank.

Under the terms of the Amendment, Mr. Davis and the Bank agree that Mr. Davis’s entering into an employment agreement with TowneBank constitutes advance written consent to any diminution or change under items (2) through (4) above that arise from changes in Mr. Davis’s position, title, supervisor, or duties in connection with the Company’s proposed merger with TowneBank.

The Amendment is effective upon consummation of the merger with TowneBank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAGON COMMERCIAL CORPORATION

Date: May 2, 2017	By:	/s/ Steven E. Crouse
Steven E. Crouse
Executive Vice President and Chief Financial Officer

3